                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 20, 1998
                             -----------------------
                                 Date of Report
                             (Date of earliest event
                                    reported)



                                 INCONTROL, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                    0-24540                       91-150619
   -----------------           --------------------          ------------------
    (State or Other            (Commission File No.)            (IRS Employer
      Jurisdiction                                           Identification No.)
   of Incorporation)

              6675 - 185TH AVENUE, N.E., REDMOND, WASHINGTON 98052
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (206) 861-9800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

        On April 20, 1998, InControl, Inc. (the "Company") sold and issued 7,500 shares (the "Series B Shares") of newly-created Series B Convertible Preferred Stock (the "Series B Stock") to two institutional investors (the "Series B Investors"). The Series B Shares were issued and sold pursuant to the provisions of Regulation D promulgated by the Securities and Exchange
Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate offering price of the Series B Shares was $7,500,000, based on a per share price of $1,000. The Series B Stock is convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at values related to the trading price of the Common Stock that vary over time. Pursuant to Registration Rights Agreements between the Company and the Series B Investors, the Company is required, by May 20, 1998, to file a registration statement on Form S-3 for the public resale of the Common Stock issuable upon conversion of Series B Stock. These Registration Rights Agreements are attached hereto as Exhibits 4.1 and 4.2.
The rights and preferences of the Series B Stock are set forth in the Certificate of Designations of Series B Convertible Preferred Stock and attached hereto as Exhibit 3.1. In connection with the sale of the Series B Shares, the Company amended the Rights Agreement, dated February 27, 1996, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights
Agent (the "Rights Agreement"), to provide that holders of Series B Stock shall not be deemed to be the Beneficial Owner (as defined in the Rights Agreement) of the shares of Common Stock issuable upon conversion of Series B Stock until Series B Stock is converted into shares of Common Stock. The amendment to the Rights Agreement is attached hereto as Exhibit 4.3.

        In connection with the sale and issuance of the Series B Shares, the Company and one of the Series B Investors entered into a letter agreement (the "Letter Agreement"), pursuant to which such Series B Investor, at the option of the Company, will purchase up to $7.5 million of shares of Series C Convertible Preferred Stock, which shall have substantially the same rights and preferences as the Series B Stock and be sold and issued on substantially the same terms as the sale and issuance of the Series B Shares. The obligations of such Series B Investor under the Letter Agreement are subject to certain conditions as set forth in the Letter Agreement. The Letter Agreement is attached hereto as
Exhibit 10.1.

        Also, on April 20, 1998, the Company sold and issued 400,000 shares of Common Stock (the "Common Shares") to three institutional investors. The Common Shares were issued and sold pursuant to the provisions of Regulation D promulgated by the SEC under the Securities Act. The aggregate purchase price of the Common

Shares was $2,500,000, based on a per share price of $6.25. Under the Stock Purchase Agreement pursuant to which the Common Shares were sold, the Company is obligated to file a registration statement on Form S-3 for the public resale of the Common Shares. The Stock Purchase Agreement is attached hereto as
Exhibit 4.4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits
                  3.1          Certificate of Designations of Series B
                               Convertible Preferred Stock.

                  4.1          Registration Rights Agreement between InControl,
                               Inc. and Advantage Fund II Ltd., dated April 16,
                               1998.

                  4.2          Registration Rights Agreement between InControl,
                               Inc. and Koch Industries, Inc., dated April 16,
                               1998.

                  4.3          First Amendment of Rights Agreement, dated April
                               17, 1998.

                  4.4          Stock Purchase Agreement between InControl, Inc.
                               and the investors named therein, dated April 20, 1998.

                  10.1         Letter Agreement between Advantage Fund II Ltd.
                               and InControl, Inc., dated April 16, 1998.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INCONTROL, INC.



Dated:  April 30, 1998                 By /s/ Donald F. Seaton III
                                          --------------------------
                                          Donald F. Seaton III
                                          Vice President, Finance, Chief
                                          Financial Officer and Secretary

                                  EXHIBIT INDEX

   Exhibit Number       Description
   --------------       -----------
        3.1          Certificate of Designations of Series B Convertible
                     Preferred Stock.

        4.1          Registration Rights Agreement between InControl, Inc. and
                     Advantage Fund II Ltd., dated April 16, 1998.

        4.2          Registration Rights Agreement between InControl, Inc.
                     and Koch Industries, Inc., dated April 16, 1998.

        4.3          First Amendment of Rights Agreement, dated April 17,
                     1998.

        4.4 Stock Purchase Agreement between InControl, Inc. and the investors named therein, dated April 20, 1998.

       10.1          Letter Agreement between Advantage Fund II Ltd. and
                     InControl, Inc., dated April 16, 1998.